UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 3, 2006

                               GRIFFON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


    Delaware                         1-6620                      11-1893410
(State or Other                    (Commission                 (I.R.S. Employer
  Jurisdiction                     File Number)                 Identification
of Incorporation)                                                  Number)


100 Jericho Quadrangle Jericho, New York                            11753
(Address of Principal Executive Offices)                          (Zip Code)

                                 (516) 938-5544
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On February 3, 2006, Griffon Corporation (the "Registrant") issued a press release announcing the Registrant's financial results for the first fiscal quarter ended December 31, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release, dated February 3, 2006

     The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GRIFFON CORPORATION


                                     By: /s/Eric Edelstein
                                        ---------------------------
                                        Eric P. Edelstein
                                        Executive Vice President and
                                        Chief Financial Officer


Date:   February 3, 2006



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                                  Exhibit Index


         99.1     Press release, dated February 3, 2006